(front cover)
                                J.P. Morgan
                              Bond Portfolio

                               Annual Report
                             December 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

January 19, 2001

Dear Shareholder,

    The bond market rallied during the last half of 2000, and rewarded investors who weathered volatility during a period of rising interest rates earlier in the year. The J.P. Morgan Bond Portfolio participated in this rally, and provided a total return of 10.54% for the 12 months ended December 31, 2000.

    The Portfolio's performance was in line with its peer group, as measured by the Lipper Variable Annuity Corporate Debt A-Rated Average, which had a total return of 10.54% for the year ended December 31, 2000. The Portfolio underperformed its benchmark, the Salomon Smith Barney Broad Investment Grade Bond Index, which had a total return of 11.59% for the same time period.

    The Portfolio's net asset value increased to $11.65 on December 31, 2000, from $11.23 at the start of the fiscal period. During the year, the Portfolio made distributions of approximately $0.75 per share from ordinary income. The Portfolio's total net assets rose to approximately $78.7 million on December 31, 2000, from $66.2 million at the start of the fiscal year.

    This report includes an interview with Jay Gladieux, a member of the portfolio management team for the J.P. Morgan Bond Portfolio. Jay discusses the fixed income market in detail, and explains the factors that influenced investment performance during the fiscal year. Jay also provides insight in regard to positioning the Portfolio for the coming months.

    As chairman and president of Asset Management Services, we appreciate your investment in the Portfolio. If you have any comments or questions, please contact your Morgan representative, or call the Portfolio's distributor, Funds Distributor, Inc. at (888) 756-8645.

Sincerely yours,


/signature/                             /signature/


Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                    1
Portfolio Performance                                                         2
Portfolio Manager Q&A                                                         3
Portfolio Facts & Highlights                                                  5
Financial Statements                                                          6

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on January 3, 1995*, would have increased to $15,418 on December 31, 2000.

    Another way is to review a portfolio's average annual total return. This calculation takes the portfolio's actual return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, and ten years or since inception.

GROWTH OF $10,000 SINCE PORTFOLIO INCEPTION*
January 3, 1995*-December 31, 2000

[data from line chart]

Salomon Smith Barney Broad Investment Grade Bond Index**              $16,200
Lipper Variable Annuity Corporate Debt A-Rated Average***             $15,499
J.P. Morgan Bond Portfolio                                            $15,418

PERFORMANCE

                                            TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                         ------------------       --------------------------------------
                                                ONE                  THREE         FIVE        SINCE
                                                YEAR                 YEARS         YEARS     INCEPTION*
AS OF DECEMBER 31, 2000
J.P. Morgan Bond Portfolio                     10.54%                 5.72%         5.69%       7.48%
Salomon Smith Barney Broad Investment
  Grade Bond Index**                           11.59%                 6.36%         6.45%       8.37%
Lipper Variable Annuity Corporate Debt
  A-Rated Average***                           10.54%                 5.44%         5.56%       7.67%

AS OF SEPTEMBER 30, 2000
J.P. Morgan Bond Portfolio                      6.22%                 5.14%         5.68%       6.99%
Salomon Smith Barney Broad Investment
  Grade Bond Index**                            6.92%                 5.93%         6.48%       7.97%
Lipper Variable Annuity Corporate Debt
  A-Rated Average***                            5.93%                 4.98%         5.70%       7.28%

* The Portfolio commenced operations on January 3, 1995. For purposes of comparison, since inception returns are calculated from 12/31/94, the first date when data for the Portfolio, its benchmark, and its Lipper category average were all available.

** The Salomon Smith Barney Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The index does not include fees or expenses and is not available for actual investment.

*** Describes the average total return for all funds in the indicated Lipper category, as defined by Lipper, Inc., and does not take into account applicable sales charges. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

  Past performance is no guarantee of future results. Portfolio returns are net of fees and assume the reinvestment of distributions as described in the prospectus. Portfolio returns do not reflect any separate account expenses imposed on the variable contracts. These expenses may include a sales charge, premium tax charge, DAC tax sales charge, cost of insurance, mortality expenses, or surrender and other charges.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Jay A. Gladieux]

    The following is an interview with JAY A. GLADIEUX, vice president, and a portfolio manager in J.P. Morgan Investment Management's U.S. Fixed Income group. As a Morgan employee for the past four years, Jay has concentrated on broad market strategies. Previously, Jay spent 15 years at Morgan Stanley & Co. He graduated from Allegheny College with a major in economics, and received his M.B.A. from the University of California, Berkeley, with a specialization in both finance and accounting. This interview was conducted on January 10, 2001 and reflects Jay's views on that date.

WHAT WERE THE KEY DEVELOPMENTS IN THE  FIXED-INCOME MARKETS THIS YEAR?

    Several factors had an impact on the fixed-income markets and our portfolio strategy. One was the growth of the U.S. economy and its precipitous slowing toward year-end. Another was the progressive tightening of monetary policy by the Federal Reserve in the first half of the year, then its move to an easing posture in December. Third was the federal government's use of the fiscal surplus to buy back outstanding U.S. Treasuries. And last was the increased stress in the credit sectors.

HOW DID THESE FACTORS AFFECT YOUR DURATION  DECISIONS FOR THE PORTFOLIO?

    The U.S. economy continued to gain strength toward the end of 1999, leading us to believe that the Federal Reserve would be more aggressive in tightening monetary policy during 2000. In response, we moved to a shorter duration than the benchmark with a yield curve flattening bias. In the first quarter of 2000, the continued fiscal surplus resulted in an increase toward the paydowns of outstanding U.S. Treasuries, so we shifted to a long duration position concentrated at the long end of the yield curve. This strategy produced positive results through the second quarter. As signs of an economic slowdown appeared during the third quarter, we neutralized our yield curve bias. And with the two major presidential candidates discussing either a tax cut or greater spending (and hence a declining fiscal surplus), we elected to shift our long position into the five-year area of the yield curve, which is where we closed the third quarter.

    During the fourth quarter, the slowing in the economy became shockingly precipitous. Beginning in the manufacturing sector, the downturn was accelerated by the equity market correction in which the so-called "wealth effect" evaporated. Slower earnings and pressure on balance sheets forced companies to cut costs by reducing capital spending and their workforces. Consumers also curtailed their spending, and the year ended with a dismal holiday shopping season and the bankruptcy of two major U.S. retailers. Through the quarter, we maintained a long duration position, increasing the position as further signs of slowing became apparent and moving much of our exposure to the shorter maturities in anticipation of an easing by the Fed. Our strategy paid off in December when the Fed moved to an easing bias, and then shocked the market by lowering the Fed Funds rate by half a percent in early January 2001.

HOW DID SECTOR ALLOCATION CONTRIBUTE  TO PERFORMANCE?

    During the first quarter of 2000, after Y2K, new issue activity resumed strongly-driven by the financing needs of a red-hot economy and occurring, quite coincidentally, just as Treasuries became scarcer. There were also increasing signs of deteriorating credit quality from stressed corporate balance sheets and persistent illiquidity in the corporate and high-yield sectors.

    Early in the first quarter, in anticipation of these events, we liquidated many of our holdings in mortgages, agencies, asset-backed securities, corporates, and high-yield bonds, and moved to an overweighted position in Treasuries relative to the benchmark.

    During the second and third quarters, we added some yield to the portfolio by further repositioning it to an over-weighting in mortgages with the expectation that higher rates would slow prepayments and limit new supply. We remained significantly underweighted in corporates, which benefited the portfolio as corporate spreads continued to widen. We also initiated a position in $US hedged non-dollar bonds, concentrated in German and French government

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

issues. With a slowdown in the global economy, we expected European rates to fall farther than U.S. rates. This $US hedged non-dollar strategy did not work out, and detracted modestly from performance.

    In the fourth quarter, corporate profits declined sharply as expected earnings were revised downward. As a result, we remained significantly underweighted in the corporate sector for most of the quarter. However, as the prospect of Fed easing became more likely, we began moving closer to a neutral position. We continued to hold our overweighted position in non-call mortgages throughout the quarter, although we shifted to a modest underweighting in residential mortgages by quarter end.

WHAT ELSE AFFECTED PERFORMANCE?

    The dramatic deterioration of credit quality in the high-yield and investment-grade corporate sectors had a strong impact on bond market performance over the past year. The market also severely punished any bad news, leading to precipitous drops in the value of an affected issuer's outstanding bonds, even for such household names as Xerox and AT&T. While our strong credit research allowed us to avoid most of these problems, one issue--Laidlaw--had a significant negative impact. Laidlaw is a Canadian company that most people know from the yellow school buses they operate. Laidlaw held a significant investment in Safty Kleen, a company that showed some accounting irregularities. The market's reaction to this news was severely negative. Although we had significantly reduced our exposure to Laidlaw, we saw a significant decline in the value of the bonds we continued to hold. We soon sold our entire Laidlaw position.

WHAT ARE SOME CHANGING DYNAMICS AFFECTING  THE MARKETPLACE?

    As I've said before, high-yield and corporate sectors became increasingly illiquid, threatening the ability of marginal companies to access the capital markets. This illiquidity was caused by several factors. First was the significant decline over the past several years in the number of broker-dealers participating in the market. Second, because of the flat yield curve, short-term rates were high, making it expensive for dealers to finance inventory and leading them to minimize their positions. Moreover, traditional portfolio buyers--insurance companies for example-- became less willing to step in. These developments helped to chill the market for corporate and high-yield debt.

IF COMPANIES ARE HAVING A TOUGH TIME OBTAINING FINANCING, HOW COULD THAT AFFECT THEIR PROSPECTS GOING FORWARD?

    The impact is less than you might expect. While spreads have widened and interest rates have fallen, borrowing costs for corporations have remained viable. When you consider a corporate return on capital in the area of 15%, compared to borrowing costs of 7.5% to 8%, you can see why corporations still found it worthwhile to borrow and invest even if the spreads to Treasuries were wide. That said, recent credit problems in the corporate sector have made investors cautious and banks have been less willing to lend to companies with marginal credit.

LOOKING TOWARD THE COMING MONTHS, WHAT DO YOU SEE DEVELOPING IN THE FIXED INCOME MARKETS AND HOW ARE YOU POSITIONING THE PORTFOLIO?

    In our view, the idea of a soft landing for the U.S. economy has been abandoned. In the worst case scenario, we will see a full-blown recession. At the very least, we will see a significant period of below-trend growth during which the Fed will continue to ease monetary policy to provide liquidity and try to re-stimulate economic activity. Furthermore, because the economy is slowing, the fiscal surplus will decline, resulting in a reduction of the Treasury's bond buyback and creating more of a balance in the supply and demand dynamics of the market. Falling private sector borrowing rates should provide some impetus to consumption and ease tight corporate credit conditions. Such factors should lead to a re-acceleration of growth by the end of 2001.

    We moved to a neutral duration position early in January, looking for tactical opportunities that the market may present. The Fed's willingness to provide liquidity will tend, over time, to stabilize the credit sectors and lead to a narrowing of yield spreads. We will look for opportunities to increase our exposure to these sectors. The broad market is also well-positioned for a substantial recovery. At year-end, the yield advantage and fundamental value in investment-grade corporates, high-yield, and emerging markets debt made these issues exceptionally attractive.

PORTFOLIO FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations, while acknowledging greater price fluctuation of longer-term instruments.

--------------------------------------------------------------------------------
    Inception Date: 1/3/1995
--------------------------------------------------------------------------------
    Net Assets as of 12/31/2000: $78,678,235
--------------------------------------------------------------------------------
    Dividend Payable Dates
      (if applicable): 4/20/2001, 12/21/2001
--------------------------------------------------------------------------------
    Capital Gain Payable Dates
      (if applicable): 4/20/2001, 12/21/2001

EXPENSE RATIOS

    The Portfolio's current expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services. The Portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping portfolio shares, or for wiring redemption proceeds from the Portfolio.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of December 31, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Asset-Backed Securities                      19.2%
Mortgage Pass Thru                           18.1%
Collateralized Mortgage Obligations          17.5%
Corporate Bonds                              13.8%
Short-Term Investments                       12.7%
U.S. Government Agency Securities             7.5%
U.S. Treasury Securities                      5.5%
Foreign Corporate Bonds                       4.2%
Sovereign Governments and Agencies            1.4%
Preferred Stocks                              0.1%

--------------------------------------------------------------------------------
    Duration: 4.93 YEARS

TOP 10 HOLDINGS (EXCLUDING                          % OF TOTAL
SHORT-TERM INVESTMENTS)                             INVESTMENTS
-----------------------------------------------------------------

FNMA, TBA, 7.00%, 1/1/30                                7.1%
Chase Manhattan Bank-First Union
     National Bank, Series 1999-1,
     Class A2 SEQ, 7.44%, 7/15/09                       4.3%
FHLMC, 6.88%, 9/15/10                                   4.0%
FNMA, 7.00%, 7/15/05                                    3.4%
PNC Mortgage Acceptance Corp.,
     Series 2000 C1, Class A2 SEQ,
     7.61%, 2/15/10                                     2.6%
Associates Automobile Receivables Trust,
     Series 2000-2, Class A3 SEQ, 6.82%, 2/15/05        2.6%
FNMA, 6.00%, 12/1/28                                    2.4%
FNMA, TBA, 7.00%, 1/25/16                               2.4%
MBNA Master Credit Card Trust, Series 1999 I,
     Class A, 6.40%, 1/18/05                            2.3%
AmeriCredit Automobile Receivables Trust,
     Series 1999 B, Class A4 SEQ, 5.96%, 3/12/06        2.3%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT, INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIO PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the Portfolio and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Shares of the Portfolio are subject to investment risk, including possible loss of the principal invested.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. There is no assurance the Portfolio will continue to hold these securities. Opinions expressed herein and other Portfolio data presented are subject to change without notice. The Portfolio invests in foreign securities, non-investment grade bonds, mortgage-backed securities, and derivatives that may make the portfolio more volatile.

PLEASE CALL FUNDS DISTRIBUTOR, INC. AT (888) 756-8645 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2000

PRINCIPAL AMOUNT                                                                     VALUE
----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 19.2%
FINANCIAL SERVICES - 19.2%
           $   698,143  Advanta Mortgage Loan Trust, Series 1997-4,
                           Class A4 SEQ, 6.66%, 3/25/22                          $   697,271
             2,000,000  AmeriCredit Automobile Receivables Trust,
                           Series 1999 B, Class A4 SEQ, 5.96%,
                           3/12/06                                                  1,997,187
             1,125,000  Arcadia Automobile Receivables Trust, Series
                           1999 B, Class A4 SEQ, 6.51%, 9/15/04                     1,138,008
             2,200,000  Associates Automobile Receivables Trust,
                           Series 2000-2, Class A3 SEQ, 6.82%,
                           2/15/05                                                  2,233,688
                26,974  Chase Funding Mortgage Loan Asset-Backed
                           Certificates, Series 1998-2, Class IIA2,
                           5.88%, 3/25/17                                              26,831
               310,000  Citibank Credit Card Master Trust I, Series
                           1997-6, Class A, 6.19%, 8/15/06(y)                         248,485
             1,000,000  CNH Equipment Trust, Series 2000 A, Class
                           A3 SEQ, 7.14%, 8/15/04                                   1,013,220
               500,000  Daimler Chrysler Auto Trust, Series 2000 C,
                           Class A2 SEQ, 6.81%, 7/6/03                                502,685
             1,800,000  Daimler-Benz Vehicle Trust, Series 1998 A,
                           Class A4 SEQ, 5.22%, 12/22/03                            1,785,924
             1,500,000  First USA Credit Card Master Trust, Series
                           1997-6, Class A SB, 6.42%, 3/17/05                       1,509,840
               700,000  Ford Credit Auto Owner Trust, Series 2000 D,
                           Class A3 SEQ, 7.15%, 12/15/03                              708,313
               300,000  Ford Credit Auto Owner Trust, Series 2000 G,
                           Class A4 SEQ, 6.62%, 7/15/04                               304,078
             2,000,000  MBNA Master Credit Card Trust, Series 1999 I,
                           Class A, 6.40%, 1/18/05                                  2,017,499
               770,000  Residential Asset Securities Corp., Series
                           2000 KS5, Class AI1 SEQ, 7.21%,
                           9/25/16                                                    773,149
               450,000  Sears Credit Account Master Trust, Series
                           1995-5, Class A, 6.05%, 1/15/08                            451,265
               550,000  Sears Credit Account Master Trust, Series
                           1999-1, Class A, 5.65%, 3/17/09                            546,904
               750,000  The Money Store Home Equity Trust, Series
                           1997 D, Class AF7, 6.49%, 12/15/38                         742,500
                                                                              -------------------
TOTAL ASSET-BACKED SECURITIES                                                      16,696,847
                                                                              -------------------
   (Cost $16,482,164)

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.5%
FINANCIAL SERVICES - 17.5%
               300,000  Asset Securitization Corp., Series 1997 D5,
                           Class A1D SEQ, 6.85%, 2/14/41                              302,250
             3,550,000  Chase Manhattan Bank-First Union National
                           Bank, Series 1999-1, Class A2 SEQ, 7.44%,
                           7/15/09                                                  3,755,236
                80,000  CS First Boston Mortgage Securities Corp.,
                           Series 1999 C1, Class A2 SEQ, 7.29%,
                           9/15/09                                                     83,650

PRINCIPAL AMOUNT                                                                     VALUE
----------------------------------------------------------------------------------------------

            $1,000,000  Deutsche Mortgage and Asset Receiving
                          Corp., Series 1998 C1, Class A2 SEQ,
                          6.54%, 2/15/08(s)                                       $  1,002,969
               872,472  FHLMC, Class Z SEQ, 6.50%, 8/15/28(s)                          814,121
               830,038  First Nationwide Trust, Series 1999-4, Class
                          3PA1 SEQ, 6.50%, 10/19/29                                    813,952
             1,195,000  First Union Commercial Mortgage Trust,
                          Series 1999 C1, Class A2 SEQ, 6.07%,
                          10/15/08                                                   1,168,113
             1,958,767  GMAC Commercial Mortgage Securities Inc.,
                          Series 1998 C2, Class A1 SEQ, 6.15%,
                          11/15/07(s)                                                1,950,811
             1,000,000  Heller Financial Commercial Mortgage Asset,
                          Series 1999 PH1, Class A2 SEQ, 6.85%,
                          5/15/31                                                    1,018,906
               225,000  LB Commercial Conduit Mortgage Trust,
                          Series 1998 C1, Class A2 SEQ, 6.40%,
                          8/18/07(s)                                                  225,984
             1,595,826  LB Commercial Conduit Mortgage Trust,
                          Series 1999 C2, Class A1 SEQ, 7.11%,
                          7/15/08(s)                                                1,644,698
             2,125,000  PNC Mortgage Acceptance Corp., Series 2000
                          C1, Class A2 SEQ, 7.61%, 2/15/10                          2,262,462
                20,000  PNC Mortgage Acceptance Corp., Series 2000
                          C2, Class A2 SEQ, 7.30%, 9/12/10                             20,904
               200,000  SACO I Inc. Series 1997-2, Class 1A5 SEQ,
                          7.00%, 8/25/36(s)                                           192,219
                                                                              -------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                          15,256,275
                                                                              -------------------
   (Cost $14,523,724)

CORPORATE BONDS - 13.8%
BANKS - 2.8%
               370,000  Capital One Bank, 8.25%, 6/15/05                              375,339
               760,000  First Union National Bank, 7.80%, 8/18/10                     784,031
             1,300,000  Northern Trust Co., 6.65%, 11/9/04                          1,313,598
                                                                              -------------------
                                                                                    2,472,968
                                                                              -------------------
ELECTRICAL UTILITY - 1.3%
                 7,000  Cogentrix Energy Inc., Series B, 8.75%,
                          10/15/08                                                      7,070
               565,000  Dominion Resources Inc., Series 2000 A,
                          8.13%, 6/15/10                                              610,714
               200,000  Ontario Electricity Financial Corp., 6.10%,
                          1/30/08                                                     198,942
               350,000  TXU Corp., VRN, 5.94%, 10/15/11                               347,704
                                                                              -------------------
                                                                                    1,164,430
                                                                              -------------------
ENERGY RESERVES & PRODUCTION - 0.4%
               335,000  Amerada Hess Corp., 7.88%, 10/1/29                            351,224
                                                                              -------------------
FINANCIAL SERVICES - 2.4%
               145,000  Comdisco, Inc., 6.38%, 11/30/01                               131,950
               600,000  Ford Motor Credit Co., 6.70%, 7/16/04                         599,658
               625,000  General Motors Acceptance Corp., 6.85%,
                          6/17/04                                                     627,656

6    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

PRINCIPAL AMOUNT                                                                      VALUE
-----------------------------------------------------------------------------------------------
            $  200,000  McKesson Financial of Canada, 144A, 6.55%,
                           11/1/02                                                $   193,388
               100,000  Provident Financing Trust I, 7.41%, 3/15/38                    72,810
               420,000  UBS Preferred Funding Trust I, VRN, 8.62%,
                           10/29/49                                                   442,260
                                                                              -------------------
                                                                                    2,067,722
                                                                              -------------------
GROCERY STORES - 0.3%
               235,000  Kroger Co., 8.00%, 9/15/29                                    242,734
                                                                              -------------------
INDUSTRIAL SERVICES - 0.2%
               200,000  Comdisco Inc., 9.50%, 8/15/03                                 158,000
                                                                              -------------------
MEDIA - 2.1%
               150,000  Adelphia Communications Corp.,
                           9.38%, 11/15/09                                            132,000
               365,000  AT&T Corp. - Liberty Media Group,
                           8.25%, 2/1/30                                              334,738
               150,000  Charter Communications Holdings, LLC
                           8.25%, 4/1/07                                              136,500
               350,000  Clear Channel Communications,
                           7.88%, 6/15/05                                             361,697
                85,000  Comcast Cable Communications,
                           6.20%, 11/15/08                                             81,670
               180,000  Fox Sports Networks LLC, 8.88%, 8/15/07                       183,150
               150,000  Lamar Media Corp., 8.63%, 9/15/07                             150,000
               500,000  TCI Communications Inc., 7.88%, 2/15/26                       469,570
                                                                              -------------------
                                                                                    1,849,325
                                                                              -------------------
MEDICAL PROVIDERS & SERVICES - 0.1%
                15,000  Tenet Healthcare Corp., 8.63%, 1/15/07                         15,356
                40,000  Tenet Healthcare Corp., Series B, 7.63%,
                           6/1/08                                                      39,300
                                                                              -------------------
                                                                                       54,656
                                                                              -------------------
MULTI-INDUSTRY - 0.8%
               700,000  Cendant Corp., 7.75%, 12/1/03                                 689,584
                                                                              -------------------
OIL SERVICES - 1.2%
               880,000  Phillips Petroleum Co., 8.75%, 5/25/10                      1,006,931
                                                                              -------------------
RAILROADS - 0.3%
               300,000  Union Pacific Corp., 5.78%, 10/15/01                          297,675
                                                                              -------------------
TELEPHONE - 1.7%
               370,000  COX Communications Inc., 7.75%, 8/15/06                       381,004
               115,000  McLeodUSA Inc., 9.25%, 7/15/07                                104,650
               175,000  Qwest Capital Funding Inc., 6.25%, 7/15/05                    170,730
               350,000  Qwest Capital Funding Inc., 144A, 7.75%,
                           8/15/06                                                    364,637
               500,000  Sprint Capital Corp., 5.88%, 5/1/04                           480,145
                                                                              -------------------
                                                                                    1,501,166
                                                                              -------------------
TRUCKING & SHIPPING & AIR FREIGHT - 0.1%
               111,246  FedEx Corp., Series 1999-1, Class C, 8.25%,
                           1/15/19                                                    119,509
                                                                              -------------------

PRINCIPAL AMOUNT                                                                     VALUE
----------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 0.1%
            $   50,000  Motorola Inc., 7.50%, 5/15/25                            $     47,991
                                                                              -------------------
TOTAL CORPORATE BONDS                                                              12,023,915
                                                                              -------------------
   (Cost $11,990,373)


FOREIGN CORPORATE BONDS - 4.2%
BERMUDA - 0.1%
TELEPHONE - 0.1%
               145,000  Global Crossing Holding Ltd., 9.13%,
                            11/15/06                                                  137,750
                                                                              -------------------
FRANCE - 0.6%
LIFE & HEALTH INSURANCE - 0.6%
               505,000  Axa, 8.60%, 12/15/30                                          521,554
                                                                              -------------------
NETHERLANDS - 0.7%
TELEPHONE - 0.7%
               250,000  Koninklijke KPN NV, 144A, 8.38%, 10/1/30                      228,738
               150,000  KPNQwest BV, 8.13%, 6/1/09                                    131,250
               270,000  Telefonica Europe BV, 7.75%, 9/15/10                          273,402
                                                                              -------------------
                                                                                      633,390
                                                                              -------------------
UNITED KINGDOM - 2.8%
BANKS - 1.2%
               620,000  Barclays Bank Plc, VRN, 144A, 8.55%,
                          9/29/49                                                     651,719
               400,000  Royal Bank of Scotland Group Plc, 7.82%,
                          11/29/49                                                    408,064
                                                                              -------------------
                                                                                    1,059,783
                                                                              -------------------
FINANCIAL SERVICES - 0.5%
               340,000  HSBC Capital Funding LP, VRN, 144A,
                          10.18%, 12/29/49                                            390,398
                                                                              -------------------
INFORMATION SERVICES - 0.4%
               410,000  Marconi Corp. Plc, 8.38%, 9/15/30                             373,317
                                                                              -------------------
TELEPHONE - 0.7%
               575,000  British Telecommunications Plc, 8.13%,
                          12/15/10                                                    581,302
                                                                              -------------------
                                                                                    2,404,800
                                                                              -------------------
TOTAL FOREIGN CORPORATE BONDS                                                       3,697,494
                                                                              -------------------
   (Cost $3,672,629)

The Accompanying Notes are an Integral Part of the Financial Statements.    7

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

PRINCIPAL AMOUNT                                                                     VALUE
----------------------------------------------------------------------------------------------
MORTGAGE PASS THRU - 18.1%
            $1,510,000  FHLMC, 6.90%, 12/1/10                                  $    1,562,614
                72,465  FHLMC, 6.00%, 4/1/11                                           71,936
               318,154  FHLMC, 6.50%, 6/1/29                                          313,977
               810,000  FHLMC, 6.50%, 12/1/30                                         810,000
                46,679  FNMA, 8.50%, 5/1/09                                            47,962
             2,169,801  FNMA, 6.00%, 12/1/28                                        2,101,300
                91,891  FNMA, 7.50%, 5/1/30                                            93,240
             2,030,000  FNMA, TBA, 7.00%, 1/25/16                                   2,051,579
             6,212,000  FNMA, TBA, 7.00%, 1/1/30                                    6,221,691
               267,346  GNMA, 7.00%, 8/15/12                                          272,442
                60,359  GNMA, 7.50%, 2/15/27                                           61,454
             1,161,083  GNMA, 6.50%, 12/15/28                                       1,148,021
             1,025,000  GNMA, TBA, 7.00%, 1/1/29                                    1,029,490
                                                                              -------------------
TOTAL MORTGAGE PASS THRU                                                           15,785,706
                                                                              -------------------
   (Cost $15,417,533)

PREFERRED STOCKS - 0.1%
FINANCIAL SERVICES - 0.1%
                   100  Home Ownership Funding Corp., 144A,
                           13.33%, 12/30/06(v)                                         76,231
                                                                              -------------------
   (Cost $100,104)

SOVEREIGN GOVERNMENTS AND AGENCIES - 1.4%
ARGENTINA - 0.3%
                90,000  Republic of Argentina, 11.75%, 4/7/09                          83,700
               154,800  Republic of Argentina FRB, 7.63%, 3/30/01                     140,713
                85,000  Republic of Argentina, Series BGL5, 11.38%,
                           1/30/17                                                     75,735
                                                                              -------------------
                                                                                      300,148
                                                                              -------------------
BRAZIL - 0.6%
                80,000  Federal Republic of Brazil, 14.50%, 10/15/09                   88,000
               180,000  Federal Republic of Brazil, 11.00%, 8/17/40                   146,611
               166,240  Federal Republic of Brazil C Bond, Series 20
                           Years, 8.00%, 4/15/14                                      128,525
               100,000  Federal Republic of Brazil Discount Bonds,
                           Series 30 Year ZL, 7.63%, 4/15/01                           76,250
                                                                              -------------------
                                                                                      439,386
                                                                              -------------------
BULGARIA - 0.0%(z)
                45,000  Bulgaria Government International Bond
                           Discount Bonds, VRN, 7.75%, 1/28/01                         34,200
                                                                              -------------------

PRINCIPAL AMOUNT                                                                     VALUE
----------------------------------------------------------------------------------------------

COLOMBIA - 0.1%
              $  90,000  Republic of Colombia, 9.75%, 4/23/09                     $    75,600
                                                                              -------------------
MEXICO - 0.1%
                 35,000  United Mexican States, 9.88%, 2/1/10                          37,660
                 40,000  United Mexican States, Series XW, 10.38%,
                           2/17/09                                                     43,760
                                                                              -------------------
                                                                                       81,420
                                                                              -------------------
PERU - 0.0%(z)
                25,000  Republic of Peru, PDI, Series 20 Years, VRN,
                          4.50%, 3/7/17                                                16,125
                                                                              -------------------
QATAR - 0.1%
                60,000  State of Qatar, Regs, 9.75%, 6/15/30                           60,000
                                                                              -------------------
RUSSION FEDERATION - 0.2%
                90,000  Russian Federation, 12.75%, 6/24/28                            74,475
               135,000  Russian Federation, 2.50%, 3/31/30                             50,456
                65,000  Russian Federation, VRN, 8.25%, 3/31/10                        40,544
                                                                              -------------------
                                                                                      165,475
                                                                              -------------------
TURKEY - 0.0%(z)
                40,000  Republic of Turkey, 12.38%, 6/15/09                            37,200
                                                                              -------------------
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES                                            1,209,554
                                                                              -------------------
   (Cost $1,204,809)


U.S. GOVERNMENT AGENCY SECURITIES - 7.5%
             3,260,000  FHLMC, 6.88%, 9/15/10(s)                                    3,471,378
             2,801,000  FNMA, 7.00%, 7/15/05(s)                                     2,939,734
               150,000  FNMA, 7.13%, 6/15/10(s)                                       162,141
                                                                              -------------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                             6,573,253
                                                                              -------------------
   (Cost $6,296,808)


U.S. TREASURY SECURITIES - 5.5%
               945,000  U.S. Treasury Bonds, 8.88%, 2/15/19(s)                      1,298,638
                85,000  U.S. Treasury Bonds, 8.00%, 11/15/21(s)                       109,995
               243,000  U.S. Treasury Bonds, 6.75%, 8/15/26(s)                        281,197
                50,000  U.S. Treasury Bonds, 6.50%, 11/15/26(s)                        56,156
             1,095,000  U.S. Treasury Bonds, 5.25%, 2/15/29(s)                      1,048,977
               485,000  U.S. Treasury Notes, 6.75%, 5/15/05(s)                        516,675
             1,230,000  U.S. Treasury Notes, 6.88%, 5/15/06(s)                      1,330,516
               170,000  U.S. Treasury Notes, 5.75%, 8/15/10(s)                        178,155
                                                                              -------------------
TOTAL U.S. TREASURY SECURITIES                                                      4,820,309
                                                                              -------------------
   (Cost $4,497,034)

8   The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

PRINCIPAL AMOUNT                                                                     VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 12.7%
COMMERCIAL PAPER - 5.6%
           $ 1,900,000  Alpine Securitization Corp., 6.51%,
                           1/16/01(s)(y)                                            1,894,418
             1,500,000  Citibank Capital Markets Assets LLC,
                           6.52%, 1/12/01(s)(y)                                     1,496,680
             1,500,000  Windmill Funding Corp., 6.51%, 1/16/01(s)(y)                1,495,600
                                                                              -------------------
                                                                                    4,886,698
                                                                              -------------------
U.S. GOVERNMENT AGENCY - 7.1%
             6,241,000  FHLMC Discount Notes, 6.32%, 1/2/01(s)                      6,239,024
                                                                              -------------------
TOTAL SHORT-TERM INVESTMENTS                                                       11,125,722
                                                                              -------------------
   (Cost $11,127,611)
TOTAL INVESTMENT SECURITIES - 100.0%                                              $87,265,306
                                                                              ===================
   (Cost $85,312,789)

FUTURES CONTRACTS

                                  EXPIRATION            UNDERLYING FACE       UNREALIZED
PURCHASED                            DATE               AMOUNT AT VALUE       APPRECIATION
------------------------------------------------------------------------------------------
     39  U.S Long Bond            March 2001            $  4,080,375           $ 116,731
     41  U.S Two-Year
              Treasury Note       March 2001               8,329,407              72,462
     40  U.S Five-Year
              Treasury Note       March 2001               4,142,500              74,195
                                                  ------------------------------------------
                                                         $16,552,282           $ 263,388
                                                  ==========================================

                                  EXPIRATION            UNDERLYING FACE        UNREALIZED
SOLD                                 DATE               AMOUNT AT VALUE       DEPRECIATION
------------------------------------------------------------------------------------------
     50  U.S Ten-Year
              Treasury Note       March 2001            $  5,242,969          $(138,759)
                                                  ==========================================

FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
FRB - Floating Rate Bond
GNMA - Government National Mortgage Association
PDI - Past Due Interest
SEQ - Sequential Payer
TBA - Securities purchased (sold) on a forward commitment basis with an approximate principal amount and no definite maturity date.The actual principal amount and maturity will be determined upon settlement.
VRN - Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective December 31, 2000.
144A - Securities restricted for resale to Qualified Institutional Buyers
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.
(y) Yield to maturity
(z) Category is less than 0.05% of the total investment securities.


The Accompanying Notes are an Integral Part of the Financial Statements.   9

J.P. MORGAN BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

DECEMBER 31, 2000

ASSETS
Investments at Value (Cost $85,312,789)                             $87,265,306
Receivable for Investments Sold                                     17,829,579
Dividend and Interest Receivable                                       721,086
Prepaid Trustees' Fees and Expenses                                      9,404
Prepaid Expenses and Other Assets                                        2,747
                                                                ----------------
TOTAL ASSETS                                                        105,828,122
                                                                ----------------
LIABILITIES
Payable for Investments Purchased                                   27,035,677
Advisory Fee Payable                                                    19,788
Due to Custodian                                                        13,973
Administrative Services Fee Payable                                      4,076
Variation Margin Payable                                                 3,797
Payable for Shares of Beneficial Interest Redeemed                         756
Accrued Expenses and Other Liabilities                                  71,820
                                                                ----------------
TOTAL LIABILITIES                                                   27,149,887
                                                                ----------------
NET ASSETS
Applicable to 6,756,339 Shares of Beneficial
  Interest Outstanding (no par value,
  unlimited shares authorized)                                      $78,678,235
                                                                ================
Net Asset Value, Offering and Redemption Price per Share                $11.65
                                                                ================
ANALYSIS OF NET ASSETS
Paid-in Capital                                                     $76,994,191
Undistributed Net Investment Income                                  1,208,842
Accumulated Net Realized Loss on Investments                        (1,601,944)
Net Unrealized Appreciation on Investments                           2,077,146
                                                                ----------------
NET ASSETS                                                          $78,678,235
                                                                ================

10    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
INCOME
Interest Income (Net of Foreign Withholding Tax of $76)             $4,854,364
                                                                ----------------
EXPENSES
Advisory Fee                                                           212,839
Administrative Services Fee                                            125,658
Professional Fees and Expenses                                          53,557
Trustees' Fees and Expenses                                             42,725
Custodian Fees and Expenses                                             36,495
Financial and Fund Accounting Services Fee                              29,971
Transfer Agent Fee                                                      16,412
Printing Expenses                                                       14,093
Insurance Expenses                                                       3,040
Administration Fee                                                         456
Miscellaneous Expenses                                                   3,754
                                                                ----------------
    Total Expenses                                                     539,000
                                                                ----------------
NET INVESTMENT INCOME                                                4,315,364
                                                                ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON
Investment Transactions                                             (1,113,422)
Futures Contracts                                                      520,254
Foreign Currency Transactions                                          411,083
                                                                ----------------
    Net Realized Loss                                                (182,085)
                                                                ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
Investments                                                          3,336,489
Futures Contracts                                                     (10,087)
                                                                ----------------
    Net Change in Unrealized Appreciation (Depreciation)             3,326,402
                                                                ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $7,459,681
                                                                ================

The Accompanying Notes are an Integral Part of the Financial Statements.    11

J.P. MORGAN BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31

INCREASE IN NET ASSETS                                                                2000                 1999
FROM OPERATIONS
Net Investment Income                                                           $   4,315,364          $   2,366,841
Net Realized Loss on Investment, Futures and Foreign Currency Transactions           (182,085)             (948,647)
Net Change in Unrealized Appreciation (Depreciation) on Investments,
  Futures and Foreign Currency Contracts and Translations                            3,326,402            (1,540,347)
                                                                              -------------------    -----------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                 7,459,681              (122,153)
                                                                              -------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                              (4,784,172)           (1,376,216)
Net Realized Gain                                                                            -             (137,587)
                                                                              -------------------    -----------------
    Total Distributions to Shareholders                                            (4,784,172)           (1,513,803)
                                                                              -------------------    -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                                   34,527,762             46,779,712
Reinvestment of Distributions                                                       4,784,172              1,513,803
Cost of Shares of Beneficial Interest Redeemed                                    (29,527,292)          (12,980,931)
                                                                              -------------------    -----------------
    Net Increase from Transactions in Shares of Beneficial Interest                 9,784,642             35,312,584
                                                                              -------------------    -----------------
    Total Increase in Net Assets                                                   12,460,151             33,676,628
                                                                              -------------------    -----------------
NET ASSETS
Beginning of Year                                                                  66,218,084             32,541,456
                                                                              -------------------    -----------------
End of Year                                                                       $78,678,235           $ 66,218,084
                                                                              ===================    =================
Undistributed Net Investment Income                                                $1,208,842             $1,237,804
                                                                              ===================    =================
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                                  3,032,531              4,113,778
Shares of Beneficial Interest Reinvested                                              418,285                132,802
Shares of Beneficial Interest Redeemed                                             (2,590,415)           (1,139,945)
                                                                              -------------------    -----------------
    Net Increase in Shares of Beneficial Interest                                     860,401              3,106,635
                                                                              ===================    =================

12    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH YEAR ARE AS FOLLOWS:

                                                                            FOR THE YEARS ENDED DECEMBER 31
                                                          ---------------------------------------------------------------
                                                              2000          1999        1998         1997         1996
                                                          ----------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR                 $11.23       $11.67       $11.29       $10.65       $10.91
                                                          ----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                        0.65          0.40         0.45       0.68(a)         0.47
Net Realized and Unrealized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts and Transactions    0.52         (0.53)        0.45          0.31       (0.25)
                                                          ----------------------------------------------------------------
    Total From Investment Operations                         1.17         (0.13)        0.90         0.99          0.22
                                                          ----------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.75)       (0.27)       (0.39)       (0.27)       (0.47)
Net Realized Gain                                                  -      (0.04)       (0.13)       (0.08)       (0.01)
                                                          ----------------------------------------------------------------
    Total Distributions to Shareholders                      (0.75)       (0.31)       (0.52)       (0.35)       (0.48)
                                                          ----------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF YEAR                       $11.65       $11.23       $11.67       $11.29       $10.65
                                                          ================================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 10.54%      (1.13)%        8.01%        9.38%        2.09%
Net Assets, End of Year (in thousands)                       $78,678    $66,218        $32,541      $15,899      $2,782
Ratios to Average Net Assets
    Net Expenses                                             0.75%         0.75%        0.75%        0.75%        0.75%
    Net Investment Income                                    5.98%         5.36%        5.39%        6.20%        5.91%
    Expenses Without Reimbursement                           0.75%         0.75%        1.02%        1.91%        2.18%
Portfolio Turnover                                           565%           479%         179%         184%         198%

(a)  Based on the average number of shares outstanding throughout the year.


The Accompanying Notes are an Integral Part of the Financial Statements.    13

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--J.P. Morgan Bond Portfolio (the "Portfolio") is one of four portfolios comprising J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as amended, as a no-load diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. The investment objective of the Portfolio is to seek to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   SECURITY VALUATIONS--Fixed income securities, (other than convertible bonds), with a maturity of 60 days or more held by Funds other than money market funds are valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short- term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Futures on debt securities traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Portfolio's net asset value.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the specific identification basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    EXPENSES--Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly.

    FUTURES CONTRACTS--The Portfolio may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Portfolio will recognize a gain or loss when the contract is closed or expires.

    FOREIGN CURRENCY TRANSACTIONS--All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

    Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-- The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    COMMITMENTS--The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest.

    INCOME TAX STATUS--It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

    FOREIGN TAXES--The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semi-annually. Distributions from net realized gains, if any, are paid semi-annually.

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2. TRANSACTIONS WITH AFFILIATES

    ADVISORY--The Trust, on behalf of the Portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan Chase & Co. Under the terms of the agreement, the Portfolio pays JPMIM at an annual rate of 0.30% of the Portfolio's average daily net assets.

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee on the following, if total expenses of the Portfolio, excluding the advisory fees, exceed the expense limit of 0.45% of the average daily net assets of the Portfolio, Morgan will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Portfolio. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    TRUSTEES--Each Trustee receives an aggregate annual fee of $20,000 for serving on the board of the Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total Trustees' Fees and Expenses.

J.P. MORGAN BOND PORTFOLIO  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

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3. FEDERAL INCOME TAXES

    As of December 31, 2000, accumulated net unrealized appreciation was $1,895,036, based on the aggregate cost of investments for federal income tax purposes of $85,370,270 which consisted of unrealized appreciation of $2,175,146 and unrealized depreciation of $280,110.

    For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 2000, of approximately $1,419,834 of which 764,534 expires in 2007 and $655,300 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the year ended December 31, 2000, the following reclassifications were made: Increase Undistributed Net Investment Income by $439,846 and increase Accoumulated Net Realized Loss on Investment by $439,846. These adjustments are primarily attributable to foreign currency losses. Net Investment Income, Net Realized Gain, and Net Assets were not affected by this change.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended December 31, 2000, the Portfolio purchased $388,405,375 of investment securities and sold $379,705,217 of investment securities other than U.S. government securities and short-term investments. Purchases and sales of U.S. government securities were $95,405,375 and $88,925,790, respectively.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK

    The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

    The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

    From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

--------------------------------------------------------------------------------
6. CORPORATE EVENT

    The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Portfolio's advisor, JPMIM, with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. will be the new parent company of JPMIM, which will continue to serve as the Portfolio's advisor.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Bond Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1996 were audited by other independent accountants whose report dated February 14, 1997 expressed an unqualified opinion on that statement.

PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

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NOTES
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18

NOTES
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                                                                             19

NOTES
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20

[back cover]

J.P. MORGAN SERIES TRUST II PORTFOLIOS
       Bond Portfolio
           ---------------------------------------------------------------------
       International Opportunities Portfolio
           ---------------------------------------------------------------------
       Small Company Portfolio
           ---------------------------------------------------------------------
       U.S. Disciplined Equity Portfolio
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       For more information on the J.P. Morgan
           Series Trust II Portfolios, call
           Funds Distributor, Inc. at (888) 756-8645.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                   MAILING
500 Stanton Christiana Road                                    INFORMATION
Newark, Delaware 19713-2107

IN-SAN-24658